FLCB P2 05/20

SUPPLEMENT DATED MAY 26, 2020

TO THE PROSPECTUS DATED SEPTEMBER 9, 2019

OF

FRANKLIN LIBERTY u.s. core bond ETF

(a series of Franklin Templeton ETF Trust)

Effective May 26, 2020, the prospectus is amended as follows:

I.  The “Fund Summary – Sub-Advisor” section of the prospectus is removed.

II.  The “Fund Summary – Portfolio Managers” section of the prospectus is replaced with the following:

Portfolio Managers

David Yuen, CFA, FRM   Portfolio Manager of Advisers and portfolio manager of the Fund since inception (2019).

Patrick Klein, Ph.D.   Portfolio Manager of Advisers and portfolio manager of the Fund since inception (2019).

Tina Chou   Portfolio Manager of Advisers and portfolio manager of the Fund since inception (2019).

III. The listed portfolio managers in the “Fund Details – Management” section of the prospectus is replaced with the following:

The Fund is managed by a team of dedicated professionals. The portfolio managers of the team are as follows:

David Yuen, CFA, FRM   Portfolio Manager of Advisers

Mr. Yuen has been a portfolio manager of the Fund since its inception. He joined Franklin Templeton in 2000.

Patrick Klein, Ph.D.   Portfolio Manager of Advisers

Dr. Klein has been a portfolio manager of the Fund since inception. He joined Franklin Templeton in 2005.

Tina Chou   Portfolio Manager of Advisers

Ms. Chou has been a portfolio manager of the Fund since its inception. She joined Franklin Templeton in 2004.

The portfolio managers of the Fund are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. They have equal authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each portfolio manager may perform these functions, and the nature of these functions, may change from time to time.

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Please keep this supplement with your prospectus for future reference.